THE UNITED ILLUMINATING COMPANY

                                          AND

                               BAYWAY REFINING COMPANY

                                    FUEL OIL SUPPLY

                                AND MANAGEMENT AGREEMENT

                                  AS OF OCTOBER 1, 1995














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               THE UNITED ILLUMINATING COMPANY AND BAYWAY REFINING COMPANY

                         FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT

                  CONTENTS                                                PAGE
                  --------                                                ----

I.                TERM                                                      1

II.               DEFINITIONS                                               1

III.              COMMODITY CONTRACT
                  A.       CONTRACT VOLUME                                  2
                  B.       QUALITY SPECIFICATIONS                           2
                  C.       SALE PRICE                                       3
                  D.       BTU GUARANTEE & CREDIT ADJUSTMENT                4
                  E.       NOMINATION PROCEDURE & DELIVERY                  4
                  F.       TANK TRANSFERS & VESSEL DELIVERIES:
                           QUANTITY & QUALITY DETERMINATION                 4
                  G.       BARRELS CONSUMED                                 5
                  H.       TITLE AND RISK OF LOSS                           5
                  I.       EMERGENCY SUPPLY                                 5

IV.               INVENTORY MANAGEMENT
                  A.       DESCRIPTION OF INVENTORY MANAGEMENT
                           SERVICE                                          6
                  B.       NOTIFICATION REQUIREMENTS                        7
                  C.       SERVICE FEE                                      7
                  D.       OPENING INVENTORY & TRANSITION
                           SERVICE FEE                                      7

V.                INVENTORY FINANCING
                  A.       SERVICE CHARGE                                   7

VI.               RECORDKEEPING, INVOICING & PAYMENT TERMS
                  A.       RECORDKEEPING                                    8
                  B.       INVOICING & PAYMENT TERMS                        9
                  C.       FINANCIAL RESPONSIBILITY                         9

VII.              FIXED PRICE, FUEL PROCESSING & THIRD PARTY TRANSACTIONS   9

VIII.             OTHER PROVISIONS
                  A.       INSURANCE                                        9
                  B.       CONTACTS                                         9
                  C.       UCC FILING                                      10
                  D.       TAXES & FEES ON SELLER'S PRODUCT                10
                  E.       TERMINATION OF AGREEMENT                        10
                  F.       GOVERNING LAW                                   11
                  G.       CONFIDENTIALITY                                 11
                  H.       ASSIGNMENT                                      11
                  I.       FORCE MAJEURE                                   11



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                 THE UNITED ILLUMINATING COMPANY AND BAYWAY REFINING COMPANY

                             FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT


                  CONTENTS
                  --------

IX.               ATTACHMENTS
                  A.       DISCOUNT FORMULAS FOR ASH & WATER BY DISTILLATION
                  B.       NO. 6 FUEL OIL INVENTORY & CONSUMPTION REPORT
                           SAMPLE
                  C.       INVOICE & STATEMENT FORMAT SAMPLES




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                         FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT


         THIS AGREEMENT IS MADE AS OF OCTOBER 1, 1995 BETWEEN THE UNITED ILLUMINATING COMPANY (THE "BUYER"), A CONNECTICUT CORPORATION, WITH ITS PRINCIPAL PLACE OF BUSINESS AT 157 CHURCH STREET, NEW HAVEN, CONNECTICUT, AND BAYWAY REFINING COMPANY (THE "SELLER"), A DELAWARE CORPORATION, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 1400 PARK AVENUE, LINDEN, NEW JERSEY.

     WHEREAS, BUYER AND SELLER WISH TO ENTER INTO AN AGREEMENT FOR THE PURCHASE/SALE OF NO. 6 FUEL OIL (THE "PRODUCT"), AND THE MANAGEMENT AND FINANCING OF BUYER'S NO. 6 FUEL OIL INVENTORY;

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, MUTUAL COVENANTS, PROMISES AND REPRESENTATIONS CONTAINED HEREIN, AND OTHER VALUABLE CONSIDERATIONS, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY THE RESPECTIVE PARTIES HERETO, BUYER AND SELLER AGREE AS FOLLOWS:

I.       TERM

THE TERM OF THIS AGREEMENT SHALL BE FOR ONE YEAR COMMENCING ON OCTOBER 1, 1995 AND EXPIRING ON SEPTEMBER 30, 1996. THIS AGREEMENT MAY BE EXTENDED FOR ADDITIONAL ONE-YEAR PERIODS PROVIDED BOTH BUYER AND SELLER AGREE TO SUCH AN EXTENSION NOT LATER THAN SIXTY CALENDAR DAYS PRIOR TO THE EXPIRATION DATE. IF BUYER AND SELLER DO NOT AGREE TO EXTEND THIS AGREEMENT, THE PROVISIONS OF
SECTION VIII.E. (TERMINATION OF AGREEMENT) SHALL APPLY.

II.      DEFINITIONS

     A.   PRODUCT: NO. 6 FUEL OIL CONFORMING TO THE SPECIFICATIONS  CONTAINED IN
          SECTION III.B.

     B.   OPERATING TANK:  DESIGNATED  TANK AT RELEVANT  LOCATION (AS DEFINED IN
          SECTION III.A.) INTO WHICH SELLER PUMPS PRODUCT FROM WHICH BUYER SHALL DRAW FOR CONSUMPTION.

     C. SELLER'S LEASED TANKAGE: DESIGNATED TANKS AT RELEVANT LOCATION INTO WHICH SELLER SHALL STORE PRODUCT PURSUANT TO SELLER'S STORAGE TANK LEASE & TERMINAL SERVICES AGREEMENT DATED AS OF OCTOBER 1, 1995.

     D. DELIVERY MONTH: CALENDAR MONTH DURING WHICH SELLER SHALL DELIVER AND BUYER SHALL CONSUME PRODUCT.

     E.   TANK  TRANSFER:  MOVING  PRODUCT  FROM  ONE TANK TO  ANOTHER  TANK VIA
          PUMPOVER.



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     F.   VESSEL DELIVERY:  PRODUCT DELIVERED TO BUYER'S OPERATING TANK DIRECTLY
          FROM A BARGE OR TANKER.

     G.   BARRELS: ALL BARRELS REFERRED TO HEREIN ARE CORRECTED TO 60 DEGREES F.

     H. BARRELS CONSUMED: QUANTITY OF PRODUCT USED BY BUYER IN A DELIVERY MONTH WILL BE DETERMINED BY OPENING OPERATING TANK(S) INVENTORY FIGURES PLUS PRODUCT TRANSFERRED OR DELIVERED INTO OPERATING TANK(S) MINUS CLOSING INVENTORY FIGURES. DAILY AND WEEKLY REPORTS OF BARRELS CONSUMED WILL BE BASED ON BRIDGEPORT AND NEW HAVEN HARBOR STATION READINGS.


     I. CONTRACT QUARTER: THE THREE MONTH PERIODS ENDING DECEMBER 31, MARCH 31, JUNE 30, AND SEPTEMBER 30.


     J. DELIVERY LOCATIONS: THE LOCATIONS TO WHICH SELLER SHALL DELIVER PRODUCT SHALL BE BUYER'S BRIDGEPORT HARBOR STATION AND BUYER'S NEW HAVEN HARBOR STATION.

III.  COMMODITY CONTRACT

     A. CONTRACT VOLUME: SELLER AGREES TO SELL AND DELIVER TO BUYER, AND BUYER AGREES TO PURCHASE FROM SELLER, 100% OF BUYER'S NO. 6 FUEL OIL REQUIREMENTS DURING THE TERM OF THIS AGREEMENT. BUYER'S ESTIMATED ANNUAL REQUIREMENTS FOR BRIDGEPORT HARBOR STATION AND NEW HAVEN HARBOR STATION ("THE LOCATIONS") ARE 2.2 MILLION BARRELS.



     B. QUALITY SPECIFICATIONS: PRODUCT DELIVERED BY SELLER TO BUYER HEREUNDER SHALL BE COMMERCIALLY ACCEPTABLE AND NOT CONTAIN ANY HAZARDOUS
          MATERIALS. PRODUCT MUST NOT CONTAIN PETROCHEMICAL WASTES, PETROCHEMICAL RESIDUES OR SPENT CHEMICALS, INCLUDING, BUT NOT LIMITED TO CAUSTICS AND ACIDS, PRODUCT MUST HAVE A MARKETABLE ODOR CHARACTERISTIC OF RESIDUAL FUEL OIL AND COMPLY WITH THE FOLLOWING QUALITY SPECIFICATIONS:


          SPECIFICATION TABLE:

     SPECIFICATION                     ASTM/IP           MIN.              MAX.
(1)  API GRAVITY ("API")                D-287            8.0               --
     FLASH POINT, DEG.  F               D-93             150               --
     POUR POINT,  DEG.  F               D-97             --                115
(2)  VIS. SFS @ 122 DEG.F               D-445/D-2161     15                300
     SULFUR, WT. %                      D-4294           --                1.0
     SEDIMENT BY EXTRAC. WT.%           D-473            --                0.25
     WATER BY DISTILL.  VOL.%           D-95             --                0.5
     ASH, WT. %                         D-482            --                0.15


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     VANADIUM, PPM                      D-1548           --                200
     ALUMINUM, PPM PER SHIPMENT         IP-377           --                175
                       PER MONTH                         --                125
     SILICON, PPM  PER SHIPMENT         IP-377           --                175
                       PER MONTH                         --                125
     ASPHALTENES % PER SHIPMENT         IP-143           --                15.0
                  6-MONTH WEIGHTED AVG.                  --                8.0
     BTU PER GALLON @ 60 DEG. F         D-240            145,000           --

        (BTU CONTENT BELOW THIS LEVEL WILL CREATE OPERATIONAL PROBLEMS. NOT TO
         BE CONFUSED WITH BTU GUARANTEE IN SECTION III.D.)

         NOTE 1: API GRAVITY BELOW THE 8.0 MINIMUM MAY BE ACCEPTED IF COMPATIBILITY TEST RESULTS (ASTM D-4740) ARE LESS THAN 3.0.


         NOTE 2: ASTM D-2161 SHALL BE USED TO CONVERT KINEMATIC VISCOSITY TEST RESULTS (ASTM D-445) TO SAYBOLT FUROL VISCOSITY.


         OIL LOADING OR DISCHARGE TEMPERATURE SHALL BE THE GREATER OF 110 DEGREES FAHRENHEIT OR 30 DEGREES FAHRENHEIT ABOVE POUR POINT.

         AN INDEPENDENT PETROLEUM INSPECTOR'S REPORT AS TO QUALITY MUST BE PROVIDED TO BUYER PRIOR TO ANY TANK TRANSFER OR VESSEL DISCHARGE INTO BUYER'S OPERATING TANK(S). IF THE INSPECTOR CERTIFIES THAT THE RESULTS FAIL TO MEET ANY OF THE PRECEDING QUALITY CHARACTERISTICS, BUYER MAY REFUSE TO ACCEPT DELIVERY. IF BUYER ELECTS TO ACCEPT THE NON-CONFORMING FUEL OIL, SELLER WILL PROVIDE A SALE PRICE DISCOUNT TO BUYER. THE FORMULAS FOR DETERMINING DISCOUNTS FOR FAILURE TO MEET ASH OR WATER BY DISTILLATION SPECIFICATIONS ARE PROVIDED IN ATTACHMENT A. THE DISCOUNT FOR FAILURE TO MEET ANY OTHER SPECIFICATIONS WILL BE NEGOTIATED BETWEEN BUYER AND SELLER.

         C.       SALE PRICE:
                  THE SALE PRICE PER BARREL SHALL BE THE ARITHMETIC AVERAGE OF EACH AND EVERY PLATTS NEW YORK HARBOR CARGO LOW EFFECTIVE POSTING FOR 1.0% SULFUR NO. 6 FUEL OIL PUBLISHED DURING THE ENTIRE DELIVERY MONTH ROUNDED TO THREE DECIMAL PLACES AND ANY CORRECTIONS TO SUCH PUBLISHED PRICES PLUS $0.11 PER BARREL, DELIVERED TO BUYER'S BURNER TIP AT THE LOCATIONS.

                  THE SALE  PRICE  INCLUDES  TRANSPORTATION  AND ALL  APPLICABLE
                  TAXES CURRENTLY IN EFFECT INCLUDING IMPORT DUTY, SUPERFUND, CUSTOMS FEES, HARBOR MAINTENANCE FEE, FEDERAL OIL SPILL TAX, NEW YORK AND NEW JERSEY SPILL TAX, AND OPA 90 SPILL COVERAGE. THE CONNECTICUT GROSS RECEIPTS TAX ON PETROLEUM PRODUCTS IS NOT INCLUDED IN THE SALE PRICE AND BUYER SHALL BE CHARGED THEREFOR, MONTHLY.



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         D.       BTU GUARANTEE & CREDIT ADJUSTMENT:

                  THE GUARANTEED WEIGHTED AVERAGE OF THE BTU CONTENT OF FUEL CONSUMED HEREUNDER DURING EACH CONTRACT QUARTER SHALL BE 153,000 BTU PER GALLON. IN THE EVENT THAT THE WEIGHTED AVERAGE BTU CONTENT IS NOT MET DURING A CONTRACT QUARTER, THE BUYER WILL BE ENTITLED TO A CREDIT DETERMINED AS FOLLOWS:

                  IF THE ACTUAL WEIGHTED AVERAGE BTU/GALLON FOR THE CONTRACT QUARTER WHEN DIVIDED BY THE GUARANTEE IS LESS THAN 1.0, THE DIFFERENCE FROM 1.0 WILL BE MULTIPLIED TIMES THE WEIGHTED AVERAGE SALE PRICE (PER SECTION III.C.) OF THE FUEL OIL FOR THE SAME CONTRACT QUARTER. THIS RESULT WILL THEN BE MULTIPLIED BY THE VOLUME OF FUEL OIL CONSUMED DURING THAT CONTRACT QUARTER TO DETERMINE THE TOTAL CREDIT DUE THE BUYER. ANY AND ALL CREDITS DUE BUYER WILL BE REFLECTED ON THE NEXT MONTHLY INVOICE TO BUYER AFTER THE END OF THE CONTRACT QUARTER.

         E.       NOMINATION PROCEDURE AND DELIVERY:
                  ON THE LAST BUSINESS DAY OF EACH WEEK, BUYER WILL PROVIDE SELLER WITH WRITTEN NOTIFICATION OF ACTUAL BARRELS CONSUMED FOR THE PREVIOUS TEN DAYS AND A SIXTY-DAY PROJECTION OF ITS ANTICIPATED CONSUMPTION FOR EACH OF THE LOCATIONS. SEE ATTACHMENT B FOR SAMPLE FORMAT. WITHIN TWO BUSINESS DAYS OF RECEIVING BUYER'S PROJECTIONS, SELLER SHALL PROVIDE WRITTEN NOTIFICATION TO BUYER OF ITS PLANS TO SUPPLY PRODUCT TO MEET BUYER'S PROJECTIONS IN ACCORDANCE WITH THE MINIMUM INVENTORY REQUIREMENTS DESCRIBED IN SECTION IV. BUYER SHALL MAKE BEST EFFORTS TO PROMPTLY ADVISE SELLER OF ANY CHANGES TO ITS IMMEDIATE FUEL OIL REQUIREMENTS AND ANY SCHEDULED OR UNSCHEDULED MAINTENANCE OF THE LOCATIONS.

                  SELLER SHALL DELIVER PRODUCT TO THE BUYER'S BURNER TIP VIA THE BUYER'S OPERATING TANK AT THE LOCATIONS.

         F.       TANK  TRANSFERS & VESSEL  DELIVERIES:  QUANTITY  AND QUALITY
                  DETERMINATION:

                    1. TANK TRANSFERS: THE QUANTITY FOR TANK TRANSFERS INTO BUYER'S OPERATING TANK WILL BE BASED ON SHORE TANK MEASUREMENTS OF SELLER'S LEASED TANKAGE PRIOR TO AND AFTER PUMPOVER TO BUYER'S OPERATING TANK. QUALITY WILL BE BASED ON COMPOSITE SAMPLES OF THE SHORE TANK(S) DESIGNATED BY SELLER TAKEN PRIOR TO PUMPOVER TO BUYER'S OPERATING TANK.

                    2. VESSEL DELIVERIES: THE QUANTITY FOR VESSEL DELIVERIES INTO BUYER'S ACTIVE OPERATING TANK WILL BE DETERMINED BY VESSEL TANK MEASUREMENTS TAKEN PRIOR TO AND AFTER DISCHARGE OF THE VESSEL. THIS


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                    VOLUME WILL BE  CORRECTED  BY THE VESSEL  EXPERIENCE  FACTOR
                    (VEF).  THE  QUANTITY  FOR VESSEL  DELIVERIES  INTO  BUYER'S
                    INACTIVE   OPERATING  TANK  WILL  BE  BASED  ON  SHORE  TANK
                    MEASUREMENTS OF OPERATING TANK TAKEN PRIOR TO AND AFTER VESSEL DISCHARGE. QUALITY WILL BE BASED ON A COMPOSITE OF SAMPLES TAKEN FROM EACH OF THE VESSEL'S HOLDS DISCHARGED INTO THE OPERATING TANK.

                    ALL QUANTITY AND QUALITY MEASUREMENTS SHALL BE CARRIED OUT BY A MUTUALLY ACCEPTABLE INDEPENDENT LICENSED AND CERTIFIED PETROLEUM INSPECTION COMPANY WHOSE FINDINGS SHALL BE FINAL AND BINDING ON THE PARTIES. THE COST OF THESE INSPECTIONS WILL BE SHARED EQUALLY BETWEEN BUYER AND SELLER.

                    THE INSPECTOR'S REPORT AS TO QUALITY MUST BE PROVIDED TO BUYER PRIOR TO TANK TRANSFER OR VESSEL DISCHARGE. IF THE INSPECTOR CERTIFIES THAT THE RESULTS FAIL TO MEET ANY OF THE QUALITY CHARACTERISTICS SPECIFIED IN SECTION III.B., BUYER MAY REFUSE TO ACCEPT DELIVERY. IF BUYER ELECTS TO ACCEPT THE NON-CONFORMING FUEL OIL, THE DISCOUNT PROVISIONS CONTAINED IN SECTION III.B. WILL APPLY.

         G.       BARRELS CONSUMED:
                  BARRELS  CONSUMED  BY  BUYER  WILL BE  DETERMINED  BY  OPENING
                  OPERATING TANK(S) INVENTORY FIGURES PLUS PRODUCT TRANSFERRED OR DELIVERED INTO OPERATING TANK(S) MINUS CLOSING INVENTORY FIGURES. ALL INVENTORY, TANK TRANSFER AND DELIVERY VOLUMES WILL BE CERTIFIED BY A MUTUALLY ACCEPTABLE INDEPENDENT LICENSED AND CERTIFIED PETROLEUM INSPECTION COMPANY. CLOSING INVENTORIES WILL BE MEASURED AT MIDNIGHT ON THE LAST CALENDAR DAY OF THE MONTH AND SERVE AS THE BASIS FOR THE FOLLOWING MONTH'S OPENING INVENTORY. THE COST OF THESE INSPECTIONS WILL BE SHARED EQUALLY BETWEEN BUYER AND SELLER.

         H.       TITLE AND RISK OF LOSS:
                  TITLE AND RISK OF LOSS WILL PASS FROM SELLER TO BUYER AT THE BUYER'S BURNER TIP AT THE LOCATIONS. FOR DETERMINING THE BARRELS PURCHASED BY BUYER AT THE BURNER TIP, THE PARTIES SHALL USE THE FORMULA DEFINING BARRELS CONSUMED IN SECTION II.H.

         I.       EMERGENCY SUPPLY:
                  IN THE EVENT THAT BUYER REQUIRES AN EMERGENCY SUPPLY OF PRODUCT TO MEET UNANTICIPATED FUEL NEEDS AT ITS ELECTRIC GENERATING STATIONS, SELLER AGREES THAT IT WILL SUPPLY SUCH PRODUCT WITHIN FOUR DAYS OF NOTICE. EMERGENCY SUPPLY REQUIREMENTS UNDER THIS PROVISION MAY NOT EXCEED 100,000 BARRELS DURING EACH CONTRACT QUARTER. THE PRICE OF SUCH ADDITIONAL SUPPLY SHALL BE DETERMINED IN



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                  ACCORDANCE WITH SECTION III.C. OF THIS AGREEMENT, PLUS OTHER
                  SUCH DOCUMENTED COSTS INCURRED BY SELLER TO RESPOND TO BUYER'S EMERGENCY DEMAND.

IV.      INVENTORY MANAGEMENT:

         A.       DESCRIPTION OF INVENTORY MANAGEMENT SERVICE:
                  SELLER WILL MANAGE BUYER'S REQUIREMENTS FOR NO. 6 FUEL OIL AT THE LOCATIONS FOR THE SERVICE FEE DESCRIBED IN SECTION IV.C., HEREAFTER. SELLER GUARANTEES TO MAINTAIN MINIMUM INVENTORIES OF PRODUCT IN BUYER'S STORAGE FACILITIES AT THE LOCATIONS AT ALL TIMES DURING THE TERM OF THIS AGREEMENT. THE MINIMUM AGGREGATE AMOUNT OF NO. 6 FUEL OIL WHICH THE SELLER SHALL MAINTAIN IN THE OPERATING TANKS AND SELLER'S LEASED TANKAGE AT BRIDGEPORT HARBOR AND NEW HAVEN HARBOR STATIONS IS 310,500 BARRELS. SELLER FURTHER AGREES TO MAINTAIN NO LESS THAN A
                  FIVE-DAY SUPPLY IN THE DESIGNATED OPERATING TANK AT EACH LOCATION IN ACCORDANCE WITH THE FOLLOWING:

                                            BRIDGEPORT          NEW HAVEN
                                            ----------          ---------
                  MINIMUM 5-DAY INVENTORY   100,000 BBLS        100,500 BBLS

                  IN THE EVENT THAT BRIDGEPORT HARBOR STATION UNIT #3 SWITCHES FROM COAL TO OIL DURING THE TERM OF THIS AGREEMENT, BUYER WILL HAVE THE OPTION OF INCREASING THE MINIMUM INVENTORY LEVELS TO ACCOMMODATE ITS ADDITIONAL SUPPLY REQUIREMENTS.

                  BUYER WILL MONITOR SELLER'S INVENTORY LEVELS AND PROVIDE WRITTEN NOTIFICATION OF ACTUAL INVENTORY LEVELS, ACTUAL
                  BARRELS CONSUMED AND A SIXTY-DAY PROJECTION OF ANTICIPATED CONSUMPTION FOR EACH LOCATION ON THE LAST BUSINESS DAY OF EACH WEEK. SEE ATTACHMENT B FOR SAMPLE FORMAT.

                  IF INVENTORY LEVELS FALL BELOW ANY OF THE MINIMUM LEVELS DESIGNATED ABOVE DURING ANY MONTH, SELLER WILL FORFEIT THE SERVICE FEE DESCRIBED IN SECTION IV.C. FOR THAT MONTH AND THE SERVICE CHARGE UNDER SECTION V.A. WILL BE ADJUSTED ACCORDINGLY. IF INVENTORY LEVELS FALL BELOW THE DESIGNATED MINIMUMS ON MORE THAN TWO OCCASIONS, BUYER WILL HAVE THE OPTION OF TERMINATING THIS AGREEMENT WITHOUT PRIOR NOTICE.

                  IN THE EVENT THAT SELLER ALLOWS INVENTORIES AT EITHER OF BUYER'S FACILITIES TO BE DEPLETED TO THE EXTENT THAT THE
                  BUYER'S GENERATING PLANT MUST REDUCE LOAD OR IS FORCED OFF-LINE, SELLER WILL REIMBURSE BUYER FOR THE FULL COST OF REPLACEMENT POWER. BUYER WILL ALSO HAVE THE RIGHT TO TERMINATE THIS AGREEMENT WITHOUT PRIOR NOTICE.



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         B.       NOTIFICATION REQUIREMENTS:
                  SELLER WILL PROVIDE BUYER'S OPERATIONS CONTACT WITH AT LEAST 72 HOURS NOTICE FOR ANY PLANNED TANK TRANSFER OR VESSEL DELIVERY TO BUYER'S OPERATING TANK(S). THE ESTIMATED DAY OF TRANSFER OR DELIVERY WILL BE PROVIDED 36 HOURS IN ADVANCE. WRITTEN NOTIFICATION OF THE HOUR OF VESSEL ARRIVAL WILL BE PROVIDED 12 HOURS IN ADVANCE.

         C.       SERVICE FEE:
                  THE SERVICE FEE SHALL BE A FLAT FEE OF $0.08 PER BARREL ON ALL BARRELS CONSUMED DURING THE DELIVERY MONTH. THIS FEE WILL BE INVOICED ON A MONTHLY BASIS IN ACCORDANCE WITH THE PROVISIONS CONTAINED IN SECTION VI.

         D.       OPENING INVENTORY & TRANSITION SERVICE FEE:
                  BUYER WILL PROVIDE SELLER WITH A DETAILED ACCOUNTING OF NO. 6 FUEL OIL INVENTORY IN ITS STORAGE FACILITIES AT BRIDGEPORT HARBOR AND NEW HAVEN HARBOR STATIONS AS OF OCTOBER 1, 1995. ALL FUEL OIL INVENTORY OWNED BY BUYER WILL BE CONSUMED FIRST. SELLER'S BEGINNING INVENTORY FOR BUYER WILL BE ZERO. DURING THE TRANSITION PERIOD, BUYER WILL MAINTAIN RECORDS FOR TWO SEPARATE INVENTORIES: 1) BUYER-OWNED BARRELS AND 2) SELLER-OWNED BARRELS.

                  DURING THE TRANSITION PERIOD, THE SERVICE FEE CHARGED BY SELLER IN SECTION IV.C. WILL BE PRORATED UNTIL THE MINIMUM
                  INVENTORY LEVELS HAVE BEEN ATTAINED BY SELLER. SELLER'S CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS WILL BE
                  LIMITED BY BUYER-OWNED BARRELS IN INVENTORY DURING THE TRANSITION PERIOD. FOR EXAMPLE, IF AT THE END OF OCTOBER 1995 SELLER'S AVERAGE CONTRIBUTION TO THE MINIMUM AGGREGATE INVENTORY LEVEL IS 100,000 OF THE 310,500 BARRELS OF MINIMUM AGGREGATE INVENTORY, SELLER WILL ONLY BE ENTITLED TO INVOICE FOR 100,000/310,500 OR 32.2% OF THE $0.08 PER BARREL SERVICE FEE, OR $0.026 PER BARREL. NO SERVICE FEE WILL BE APPLIED TO BUYER-OWNED BARRELS CONSUMED DURING THE TRANSITION.

V.  INVENTORY FINANCING:

         A.       SERVICE CHARGE:
                  SELLER SHALL CHARGE BUYER A SERVICE CHARGE FOR MAINTAINING MINIMUM OPERATING INVENTORIES OF NO. 6 FUEL OIL AT BUYER'S BRIDGEPORT HARBOR AND NEW HAVEN HARBOR GENERATING STATIONS. THE MONTHLY SERVICE CHARGE HAS TWO COMPONENTS: 1) SERVICE CHARGE ON BARRELS CONSUMED IN A DELIVERY MONTH, AND 2) SERVICE CHARGE ON MINIMUM AGGREGATE INVENTORY. THE RATE USED TO CALCULATE THE SERVICE CHARGE WILL BE THE COMMERCIAL PAPER RATE FOR GENERAL ELECTRIC (30-44 DAY RANGE) COMMERCIAL PAPER AS QUOTED IN THE WALL STREET JOURNAL ON THE FIRST BUSINESS DAY OF EACH DELIVERY MONTH PLUS 1.1%. THE SALE PRICE USED TO


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

                  VALUE BARRELS CONSUMED AND MINIMUM AGGREGATE INVENTORY WILL BE DETERMINED IN ACCORDANCE WITH SECTION III.C.

                  1 THE SERVICE CHARGE ON BARRELS CONSUMED IN A DELIVERY MONTH WILL BE CALCULATED AS FOLLOWS:

                  ((BARRELS CONSUMED*SALE PRICE*RATE)/360 DAYS) * 15 DAYS)


                  2) THE SERVICE CHARGE ON MINIMUM AGGREGATE INVENTORY WILL BE:

                  ((MIN.INVEN.BARRELS*SALE PRICE*RATE)/360 DAYS)* 30 DAYS)

                  DURING THE  TRANSITION  PERIOD,  THE SERVICE CHARGE ON MINIMUM
                  AGGREGATE INVENTORY WILL BE PRORATED UNTIL THE MINIMUM INVENTORY LEVELS HAVE BEEN ATTAINED BY SELLER. SELLER'S CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS WILL BE
                  LIMITED BY BUYER-OWNED BARRELS IN INVENTORY DURING THE TRANSITION PERIOD. FOR EXAMPLE, IF AT THE END OF OCTOBER 1995 SELLER'S AVERAGE CONTRIBUTION TO THE MINIMUM AGGREGATE INVENTORY LEVEL IS 100,000 OF THE 310,500 BARRELS OF MINIMUM AGGREGATE INVENTORY, THE SERVICE CHARGE COMPUTATION WILL BE BASED ON THE SELLER'S AVERAGE CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS FOR THE MONTH. NO SERVICE CHARGE WILL BE APPLIED TO BUYER-OWNED BARRELS CONSUMED DURING THE TRANSITION PERIOD.

VI.      RECORDKEEPING, INVOICING & PAYMENT TERMS:

         A.       RECORDKEEPING:
                  BUYER WILL MAINTAIN DETAILED RECORDS OF DAILY INVENTORY LEVELS, TANK TRANSFERS, VESSEL DELIVERIES AND BARRELS CONSUMED FOR EACH LOCATION. SEE ATTACHMENT B FOR SAMPLE FORMAT. BOTH BUYER AND SELLER WILL RECEIVE COPIES OF ALL INDEPENDENT PETROLEUM INSPECTOR'S REPORTS WITH RESPECT TO QUALITY AND QUANTITY OF TANK TRANSFERS AND VESSEL DELIVERIES.

                  SELLER SHALL HAVE THE RIGHT TO AUDIT ALL BUYER'S RECORDS RELATED TO THIS AGREEMENT AT ANY TIME, UPON REASONABLE NOTICE TO BUYER.

                  SELLER WILL MAINTAIN DETAILED RECORDS OF THE DAILY PLATT'S POSTINGS USED TO DETERMINE THE SALE PRICE IN ACCORDANCE WITH
                  SECTION III.C. A DETAILED RECORD WILL BE PROVIDED WITH EACH MONTHLY STATEMENT. SELLER WILL ALSO MAINTAIN A RECORD OF THE GENERAL ELECTRIC COMMERCIAL PAPER RATE USED IN THE COMPUTATION OF THE SERVICE CHARGE UNDER SECTION V.A. SEE ATTACHMENT C FOR SAMPLE INVOICE AND STATEMENT FORMATS.

         B.       INVOICING & PAYMENT TERMS:
                  ON THE FIRST BUSINESS DAY FOLLOWING THE END OF A DELIVERY MONTH, BUYER WILL PROVIDE SELLER WITH WRITTEN DOCUMENTATION OF BARRELS CONSUMED AT EACH LOCATION. BY THE SECOND BUSINESS DAY FOLLOWING THE END OF A DELIVERY MONTH, SELLER SHALL INVOICE BUYER FOR THE FULL VOLUME OF FUEL OIL CONSUMED DURING THE DELIVERY MONTH PLUS SERVICE FEE AND SERVICE CHARGE DESCRIBED IN SECTIONS IV.C. AND V.A. SEE ATTACHMENT C FOR SAMPLE INVOICE AND STATEMENT FORMATS. PAYMENT SHALL BE MADE VIA AUTOMATIC CLEARING HOUSE FUNDS (ACH) FOR AVAILABILITY ON THE FIRST
                  BUSINESS DAY OF THE MONTH FOLLOWING PRESENTATION OF THE INVOICE AND INSPECTOR'S REPORTS OF QUANTITY AND QUALITY.

                  IN THE EVENT THAT THE BUYER FAILS TO MAKE FUNDS AVAILABLE ON OR BEFORE THE DUE DATE, BUYER SHALL BE OBLIGATED TO PAY INTEREST AT THE RATE OF CHASE MANHATTAN BANK PRIME RATE PERCENT AS QUOTED ON THE DAY(S) PAYMENT IS LATE, BUT NOT TO EXCEED THE MAXIMUM RATE PERMITTED BY LAW.

         C.       FINANCIAL RESPONSIBILITY:
                  IN THE EVENT SELLER OR BUYER REASONABLY DOCUMENTS THAT THE OTHER PARTY'S CREDITWORTHINESS HAS DETERIORATED, BOTH SELLER AND BUYER WILL AGREE IN A COMMERCIALLY REASONABLE MANNER TO SATISFY SELLER'S OR BUYER'S CONCERNS.

VII.     FIXED PRICE, FUEL PROCESSING & THIRD PARTY TRANSACTIONS:

         FROM TIME TO TIME, BUYER AND SELLER MAY MUTUALLY AGREE TO ENTER INTO A FIXED PRICE, FUEL OIL PROCESSING OR THIRD PARTY TRANSACTION IN WHICH PRODUCT PRICING AND TERMS OF PURCHASE/SALE MAY DEVIATE FROM THE TERMS CONTAINED IN THIS AGREEMENT. THE TERMS, PRICING AND FEES APPLICABLE TO SUCH TRANSACTION WILL BE NEGOTIATED BETWEEN THE BUYER AND THE SELLER AND MAY, IF BOTH PARTIES AGREE, BE INCLUDED UNDER THE INVENTORY MANAGEMENT AND FINANCING PROVISIONS OF THIS AGREEMENT.

VIII.    OTHER PROVISIONS:

         A.       INSURANCE:
                  SELLER SHALL BE RESPONSIBLE FOR INSURING PRODUCT UP TO THE BUYER'S BURNER TIP IN ACCORDANCE WITH INDUSTRY PRACTICE. THE COST OF THIS INSURANCE WILL BE BORNE BY THE SELLER.

         B.       CONTACTS:
                  SELLER'S ADDRESS: BAYWAY REFINING COMPANY
                                    1400 PARK AVENUE
                                    LINDEN, NEW JERSEY 07036

                                             TELEPHONE:        TELEFAX:
                                             ---------         -------
OPERATIONS:       JIM SPATARO               203-326-7554      203-326-7565

                           (PAGER:1-800-592-0751)
INVOICING:        RICK GORDIMER             908-523-5591      908-523-5365
FINANCIAL:        SCOTT NELSON              908-523-5305      908-523-5256
CONTRACTS:        MIKE HALL                 908-523-5180      908-523-5045
ALL OTHER:        DON LUCEY                 203-326-7544      203-326-7505

                  BUYER'S ADDRESS:  THE UNITED ILLUMINATING COMPANY
                                    157 CHURCH STREET
                                    P. O. BOX 1564
                                    NEW HAVEN, CT 06506-0901

                                     TELEPHONE:        TELEFAX:
                                     ---------         -------
OPERATIONS:
  BRIDGEPORT:     DAVID J. DOMOGALA 203-330-4036     203-330-4014
  NEW HAVEN:      DONNA R. MELONEY  203-499-3007     203-499-3004

INVENTORY RECORDS, INVOICING
& CONTRACTS:      ROBERT M. GILMORE 203-499-2723     203-499-3617
ALL OTHER:        KATHRYN A. CRAIG  203-499-2719     203-499-3617

         C.       UCC FILING:
                  BUYER AGREES TO ASSIST SELLER IN CAUSING A UCC FILING TO BE EFFECTED TO EVIDENCE SELLER'S OWNERSHIP OF PRODUCT IN BUYER'S TANKS. SUCH FILING SHALL REMAIN IN EFFECT FOR THE ENTIRE TERM OF THIS AGREEMENT.

         D.       TAXES AND FEES ON SELLER'S PRODUCT:
                  SELLER WILL PAY ANY INSPECTION FEES, SALES TAXES, AND/OR PERSONAL PROPERTY TAXES LEVIED ON ITS PRODUCT STORED IN BUYER'S OPERATING TANK(S) OR SELLER'S LEASED TANKAGE.

         E.       TERMINATION OF AGREEMENT:
                  IF BUYER AND SELLER HAVE NOT AGREED TO EXTEND THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS CONTAINED IN SECTION
                  I(TERM), BUYER HAS THE OPTION OF LOWERING THE MINIMUM INVENTORY LEVELS DESCRIBED IN SECTION IV TO ACCOMMODATE THE TRANSITION TO A NEW FUEL OIL SUPPLY AND MANAGEMENT ARRANGEMENT. ON THE LAST DAY OF THIS AGREEMENT, THE OPERATING TANK AT EACH LOCATION WILL BE GAUGED AND SAMPLED AT MIDNIGHT BY AN INDEPENDENT INSPECTOR TO DETERMINE THE CLOSING INVENTORIES AND COMPOSITE QUALITY. BUYER WILL PURCHASE THE OPERATING TANK INVENTORIES (INCLUDING TANK BOTTOMS) AT EACH LOCATION AT THE TERMINATION PRICE DESCRIBED BELOW.

                  TERMINATION PRICE = THE AVERAGE OF PLATT'S NEW YORK HARBOR CARGO LOW POSTING FOR 1% SULFUR NO. 6 FUEL OIL IN EFFECT ON THE THREE BUSINESS DAYS PRECEDING THE CONTRACT TERMINATION DATE, ROUNDED TO THREE DECIMAL PLACES, PLUS $0.11 PER BARREL, ADJUSTED FOR ACTUAL VERSUS GUARANTEED BTU CONTENT.

         F.       GOVERNING LAW:
                  THIS AGREEMENT, THE TRANSACTIONS EVIDENCED HEREBY AND THE OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO ANY CONFLICT OF LAWS RULES. EACH PARTY EXPRESSLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN NEW HAVEN, CONNECTICUT WITH RESPECT TO ANY LEGAL ACTION OR PROCEEDING PERTAINING TO THIS AGREEMENT, THE TRANSACTIONS EVIDENCED HEREBY OR THE OBLIGATIONS OF THE PARTIES HEREUNDER. IN ANY SUCH ACTION OR PROCEEDING,SERVICE OF PROCESS MAY BE MAILING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, A COPY OF THE SUMMONS AND COMPLAINT, OR OTHER LEGAL PROCESS IN ANY SUCH ACTION OR PROCEEDING TO THE ADDRESS OF THE PARTY SET FORTH IN SECTION VIII.B. OF THIS AGREEMENT.

         G.       CONFIDENTIALITY:
                  BUYER AND SELLER AGREE TO CAUSE THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES TO MAINTAIN THE CONFIDENTIALITY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT UNLESS DISCLOSURE IS REQUIRED BY LAW. IN THE EVENT THAT BUYER OR SELLER BECOMES LEGALLY COMPELLED TO DISCLOSE ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE LEGALLY COMPELLED PARTY SHALL GIVE THE OTHER PARTY PROMPT WRITTEN NOTICE OF SUCH REQUIREMENT. EITHER PARTY MAY SEEK A PROTECTIVE ORDER OR TAKE OTHER APPROPRIATE ACTION.

         H.       ASSIGNMENT:
                  THIS AGREEMENT SHALL NOT BE ASSIGNED OR TRANSFERRED BY EITHER PARTY HERETO WITHOUT THE WRITTEN CONSENT OF BOTH PARTIES, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

         I.       FORCE MAJEURE:
                  SELLER WILL NOT BE LIABLE FOR DAMAGES OR FAILURE OR DELAY IN PERFORMANCE OF ANY OBLIGATION UNDER THIS AGREEMENT WHERE SUCH FAILURE OR DELAY IS CAUSED BY FORCE MAJEURE. FORCE MAJEURE EVENTS ARE LIMITED TO WARS OR RESTRICTIONS IMPOSED BY ANY GOVERNMENTAL AUTHORITY. STRIKES, SEVERE SHORTAGE OR UNAVAILABILITY OF CRUDE OIL OR PRODUCT, REFINERY ACCIDENTS OR EXPLOSIONS, ACTS OF GOD, OR NAVIGATIONAL ACCIDENTS ARE NOT VALID FORCE MAJEURE CLAIMS FOR SELLER. IF FORCE MAJEURE CONTINUES FOR MORE THAN THIRTY DAYS, EITHER PARTY MAY TERMINATE THIS AGREEMENT UPON NOTICE TO THE OTHER.

                  IF BUYER IS UNABLE TO ACCEPT PRODUCT DELIVERY DUE TO STRIKES, EQUIPMENT BREAKDOWN, ACCIDENTS, EXPLOSIONS OR ACTS OF GOD, THEN SELLER WILL NOT BE LIABLE FOR DAMAGES OR FAILURE OR DELAY IN PERFORMANCE OF ANY OBLIGATION UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, BUYER AND SELLER HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES AS OF THE DATE FIRST ABOVE WRITTEN.


THE UNITED ILLUMINATING COMPANY (BUYER):

         BY __________________________________

         TITLE __________________________________

WITNESS:_____________________________________


BAYWAY REFINING COMPANY (SELLER):

         BY __________________________________

         TITLE __________________________________

WITNESS:_____________________________________

                                 ATTACHMENT A
                                 ------------

                                DISCOUNT FORMULAS


DEFINITIONS:
-----------

SG       =  SPECIFIC GRAVITY = 141.5 (API OF DELIVERY + 131.5)
BD       =  BARRELS DELIVERED
8.34     =  POUNDS PER GALLON OF WATER
PD       =  POUNDS DELIVERED = BD * 42 * SG * 8.34



ASH                                       SPECIFICATION MAX. = 0.15%
---
THE DISCOUNT FOR NONCOMPLIANCE WITH THE ASH SPECIFICATION IS INTENDED TO COMPENSATE THE BUYER FOR ADDITIONAL ASH DISPOSAL COSTS OF $0.40 PER POUND.

ASH DISCOUNT $
         = PD * (ASH CONTENT OF DELIVERY - 0.15%) * $0.40
                ---------------------------------
                              100




WATER BY DISTILLATION               SPECIFICATION MAX. = 0.5%
---------------------
THE DISCOUNT FOR NONCOMPLIANCE WITH THE WATER BY DISTILLATION SPECIFICATION IS INTENDED TO COMPENSATE THE BUYER FOR THE SALE PRICE CHARGED ON VOLUMES OF WATER PURCHASED (AS OPPOSED TO NO. 6 OIL) IN EXCESS OF THE SPECIFICATION.

WATER DISCOUNT $
         = (ACTUAL WATER CONTENT % - 0.5%) * BD * SALE PRICE PER BARREL
            ------------------------------
                          100

                                     ATTACHMENT C
                                     ------------
                                                                  PAGE 1 OF 2


SAMPLE INVOICE FORMAT:
---------------------

INVOICE DATE:  2/1/96                                PAYMENT DUE: 3/1/96

         PERIOD COVERED:                             1/1/96 - 1/31/96

         BARRELS CONSUMED:                           200,000

         PRICE PER BARREL (1):                       $       15.766
                                                     --------------

                  SUBTOTAL:                          $3,153,116.05

         CT PETROLEUM PRODUCTS TAX AT 5.26%          $  165,853.90
                                                     -------------
         TOTAL INVOICE AMOUNT                        $3,318,969.95



(1) CONTRACT PRICE TO BURNER TIP.

                                   ATTACHMENT C
                                   ------------
                                                                 PAGE 2 0F 2
SAMPLE STATEMENT FORMAT:
-----------------------

PERIOD COVERED:                     1/1/96-1/31/96

SALE PRICE:                         $       15.50 (SEE CALCULATION BELOW)

BARRELS CONSUMED:                      200,000
PRICE OF BARRELS CONSUMED:          $3,100,000.00

MINIMUM INVENTORY BARRELS:             310,500
INVENTORY VALUE                     $4,812,750.00

SERVICE CHARGES & FEES:
----------------------
ANNUAL RATE                              7.00%
BARRELS CONSUMED AT 15 DAYS         $    9,041.67
MINIMUM INVENTORY LEVEL AT 30 DAYS  $   28,074.38
SERVICE FEE ON BARRELS CONSUMED     $   16,000.00
                                    -------------

TOTAL SERVICE CHARGES & FEES        $   53,116.05 ($0.266 PER BARREL CONSUMED)

SUBTOTAL INVOICE AMOUNT             $3,153,116.05 ($15.766 PER BARREL CONSUMED)

CT PETROLEUM PRODUCTS TAX AT 5.26%  $  165,853.90
                                    -------------

TOTAL INVOICE AMOUNT                $3,318,969.95  ($16.595 PER BARREL CONSUMED)


CALCULATION OF SALE PRICE:
-------------------------

                               PLATT'S NY HARBOR CARGO LOW
DATE     DAY        POSTING FOR 1% SULFUR NO. 6 FUEL OIL         COMMENTS
----     ---        --------------------------------------       --------
1/1/96   SUN.                       $    NA                      NO POSTING
1/2/96   MON.                       $15.150
1/3/96   TUE.                       $15.100
         ETC...

SHOW CALCULATION OF AVERAGE PLATT'S POSTING PRICE AND ADDITION OF $0.103 FOR DETERMINATION OF SALE PRICE PER SECTION III.C.